UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2020

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SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

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Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive
Spring, TX 77389
(Address of principal executive offices)(Zip Code)

(832) 796-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 16, 2020, the Board of Directors (the “Board”) of Southwestern Energy Company (the “Company”) expanded the Board to nine directors and elected Sylvester “Chip” Johnson as a director of the Company to serve through the annual meeting of stockholders to be held in 2021. Mr. Johnson has not been appointed to any committee of the Board at this time.
There are no understandings or arrangements between Mr. Johnson and any other person pursuant to which Mr. Johnson was selected to serve as a director of the Board. There are no relationships between Mr. Johnson and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.
Mr. Johnson will be entitled to the same compensation as other directors; namely, (a) a $75,000 annual cash retainer, payable monthly and prorated in the case of a partial month, (b) $200,000 annual grant of restricted stock, prorated for service of less than a full year, which vests at the earlier of the first anniversary of the award date or the date of the next annual meeting of stockholders, except that if the director leaves the Board prior to the vesting date (i) for reason of death or disability, the restricted stock will fully vest or (ii) for any other reason, a prorated portion will vest based on the time of service, (c) a director indemnification agreement with the Company, the form of which has been previously filed with the Securities and Exchange Commission and (d) additional benefits described in the Company’s definitive proxy statement delivered to its stockholders in connection with the 2020 annual meeting of stockholders and filed with the Securities and Exchange Commission on April 9, 2020.
SECTION 7 - Regulation FD
Item 7.01 Regulation FD Disclosure.
Mr. Chip Johnson has 40 years of experience in onshore exploration and production. He founded Carrizo Oil & Gas in 1993 and served as President and Chief Executive Officer until its merger with Callon Petroleum in December 2019.
Mr. Johnson received a Bachelor of Science in Mechanical Engineering from the University of Colorado and is a Registered Petroleum Engineer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
Registrant

Dated: August 20, 2020	By:	/s/ CHRIS LACY
		Name:	Chris Lacy
		Title:	Vice President, General Counsel and Secretary